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                                                                       EXHIBIT 1

                            AGREEMENT OF JOINT FILING

         This AGREEMENT dated as of January 25, 2002 is made and entered into by and between the Regents of the University of Michigan, Eagle-GVI Two, L.L.C., Eagle-GVI Two, Inc., Eagle-GVI One, L.L.C. and Eagle-GVI One, Inc. (collectively, the "Parties").



                  The Parties hereby agree that they shall file with the Securities and Exchange Commission an amendment to the statement containing the information required by Schedule 13G that was filed with the Securities and Exchange Commission on May 21, 2001 with respect to the Common Stock of IMC Global Inc. (CUSIP Number 449669 10 0) on behalf of each of them.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their proper corporate officers thereunto duly authorized, and their respective corporate seals to be hereunto affixed, on the day and year first above written.

                                     REGENTS OF THE UNIVERSITY OF MICHIGAN

                                     By:  /s/ ROBERT A. KASDIN
                                          --------------------------------------
                                              Robert A Kasdin
                                     Its:     Executive Vice President and
                                              Chief Financial Officer

                                     EAGLE-GVI TWO, L.L.C.

                                     By:      EAGLE-GVI TWO, INC., its Managing
                                              Member

                                     By:  /s/ ROBERT A. KASDIN
                                          --------------------------------------
                                              Robert A. Kasdin
                                     Its:     President


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                                     EAGLE-GVI TWO, INC.

                                     By:  /s/ ROBERT A. KASDIN
                                          --------------------------------------
                                              Robert A. Kasdin
                                     Its:     President

                                     EAGLE-GVI ONE, L.L.C.

                                     By:      EAGLE-GVI ONE, INC., its Managing
                                              Member

                                     By:  /s/ ROBERT A. KASDIN
                                          --------------------------------------
                                              Robert A. Kasdin
                                     Its      President


                                     EAGLE-GVI ONE, INC.

                                     By:  /s/ ROBERT A. KASDIN
                                          --------------------------------------
                                              Robert A. Kasdin
                                     Its:     President


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